UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 17, 2013

PREMIERE GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

GEORGIA

(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NE, Suite 1000, Atlanta, Georgia 30305

(Address of Principal Executive Offices)                  (Zip Code)

404-262-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

The audit committee of the board of directors of Premiere Global Services, Inc. solicited proposals from multiple audit firms to serve as our independent registered public accounting firm for 2013. Following a formal review of these proposals, our audit committee decided on April 17, 2013 to engage KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2013. As of the date of this report, KPMG is in the process of its standard client evaluation procedures and has not accepted the engagement.

Ernst & Young LLP served as our independent registered public accounting firm for the year ended December 31, 2012, and our audit committee has engaged Ernst & Young to complete the review of our condensed consolidated financial statements for the quarter ended March 31, 2013. Our audit committee will dismiss Ernst & Young when we file our quarterly report on Form 10-Q for the quarter ended March 31, 2013 and such services are complete.

During the years ended December 31, 2012 and 2011, and through April 22, 2013, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Ernst & Young’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in conjunction with its report on our consolidated financial statements for the relevant year, or (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Ernst & Young’s audit reports on our consolidated financial statements as of and for each of the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Ernst & Young’s audit reports on our effectiveness of internal control over financial reporting as of December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

We provided Ernst & Young with a copy of the disclosures we are making in this Form 8-K and requested that Ernst & Young furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of Ernst & Young’s letter, dated April 22, 2013, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2012 and 2011, and through April 22, 2013, neither we, nor anyone on our behalf, consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements or on our effectiveness of internal control over financial reporting, and no written report or oral advice was provided by KPMG to us that KPMG concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 22, 2013.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: April 22, 2013	By:	/s/ David E. Trine
David E. Trine
Chief Financial Officer
(principal financial and accounting officer)

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EXHIBIT INDEX

Exhibit No.

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 22, 2013.

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